EXHIBIT 21

SUBSIDIARIES OF CAESARS ENTERTAINMENT, INC.

ATLANTIC CITY COUNTRY CLUB, INC.
a New Jersey corporation

B I GAMING CORPORATION
a Nevada corporation

BALLY'S LOUISIANA, INC.
a Louisiana corporation

BALLY'S MIDWEST CASINO, INC.
a Delaware corporation

BALLY'S OLYMPIA LIMITED PARTNERSHIP
a Delaware limited partnership
dba Bally's Saloon Gambling Hall/Hotel

BALLY'S PARK PLACE, INC.
a New Jersey corporation
dba Bally's Atlantic City, dba The Wild West Casino, dba Claridge Casino

BALLY'S TUNICA, INC.
a Mississippi corporation

BALUMA HOLDING, S.A.
a Bahama corporation
(Registrant owns 46.46%)

BALUMA S.A.
a Uruguay corporation
(Registrant owns 0.1%)

BELLE OF ORLEANS, LLC
a Louisiana Limited Liability Company
dba Bally's Casino Lakeshore Resort

BENCO, INC.
a Nevada corporation

BL DEVELOPMENT CORP.
a Minnesota corporation
dba Grand Casino Tunica

BOARDWALK REGENCY CORPORATION
a New Jersey corporation
dba Caesars Atlantic City

CAESARS ENTERTAINMENT AKWESASNE CONSULTING CORP.
a Nevada corporation

CAESARS ENTERTAINMENT DEVELOPMENT, LLC
a Nevada limited liability company

CAESARS ENTERTAINMENT FINANCE CORP.
a Nevada corporation

CAESARS ENTERTAINMENT RETAIL, INC.
a Nevada corporation

CAESARS GLOBAL RESORTS MANAGEMENT PTY. LTD.
a South African corporation
(Registrant owns 50%)

CAESARS INTERNATIONAL, INC.
a Nevada corporation

CAESARS NEW JERSEY, INC.
a New Jersey corporation

CAESARS PALACE CORPORATION
a Delaware corporation

CAESARS PALACE REALTY CORP.
a Nevada corporation

CAESARS SOUTH AFRICA, INC.
a Nevada corporation

CAESARS WORLD GAMING DEVELOPMENT CORPORATION
a Nevada corporation
dba Dover Downs

CAESARS WORLD, INC.
a Florida corporation

CEI-SULLIVAN COUNTY DEVELOPMENT COMPANY
a Nevada corporation

CEI-SC ACQUISITION COMPANY
a Nevada corporation

CONSOLIDATED SUPPLIES, SERVICES AND SYSTEMS
a Nevada corporation
dba CS3

DESERT PALACE, INC.
a Nevada corporation
dba Caesars Palace and dba Caesars Tahoe

FHR CORPORATION
a Nevada corporation
dba Reno Hilton

FLAMINGO-LAUGHLIN, INC.
a Nevada corporation
dba Flamingo Laughlin

GLOBAL RESORTS EAST RAND PTY, LTD.
a South African corporation
dba Caesars Gauteng
(Registrant owns 25%)

GNOC, CORP.
a New Jersey corporation
dba Atlantic City Hilton

GRAND CASINOS OF MISSISSIPPI, L.L.C.-GULFPORT
a Mississippi Limited Liability Company
dba Grand Casino Gulfport

GRAND CASINOS OF MISSISSIPPI, INC.-BILOXI
a Minnesota corporation
dba Grand Casino Biloxi

GRAND CASINOS, INC.
a Minnesota corporation

LVH CORPORATION
a Nevada corporation
dba Las Vegas Hilton

PARBALL CORPORATION
a Nevada corporation
dba Flamingo Las Vegas dba Bally's/Paris Las Vegas and dba O'Sheas Casino

PARK PLACE ENTERTAINMENT SCOTIA LIMITED
a Canadian corporation

PARK PLACE WINDSOR HOLDING, INC.
a Canadian corporation
dba Casino Windsor

PPE-ASP, INC.
a Nevada corporation

RDI/CAESARS RIVERBOAT CASINO LLC
an Indiana Limited Liability Company
dba Caesars Indiana
(Registrant owns 82%)

ROMAN ENTERTAINMENT CORPORATION OF INDIANA
an Indiana corporation

ROMAN HOLDING CORPORATION OF INDIANA
an Indiana corporation

SHERATON TUNICA CORPORATION
a Delaware corporation
dba Sheraton Casino & Hotel

TELE/INFO, INC.
a Nevada corporation